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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Interim Report of Sierra Wireless, Inc. (the "Company") on Form 6-K for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, David B. Sutcliffe, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2004

/s/ DAVID B. SUTCLIFFE David B. Sutcliffe Chairman and Chief Executive Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002